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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-86578




                        DAVIS INTERNATIONAL SERIES, INC.
                        SUPPLEMENT DATED OCTOBER 10, 2000
                                       TO
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2000


The following information supplements and should be read in conjunction with the Statement of Additional Information.


NOTICE OF SPECIAL MEETING


TO ALL SHAREHOLDERS OF DAVIS INTERNATIONAL SERIES, INC.: Notice is hereby given that a special meeting of shareholders will be held at 3480 East Britannia Drive, Tucson, Arizona 85706, on December 1, 2000, beginning at 9 a.m. Pacific Time for the following purposes:

1. To elect directors to hold office until their successors are duly elected and qualified;

2. To re-approve the advisory and sub-advisory agreements with Davis Selected Advisers, L.P., its wholly owned subsidiary, Davis Selected Advisers - NY, Inc., and Fiduciary International, Inc.;

3. To amend Davis International Total Return Fund's fundamental investment policies; and

4.   To ratify the selection of KPMG LLP as independent accountants.

The close of business on September 8, 2000, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

An Information statement is available upon request which explains each of the proposals in detail.



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